May 17, 2000

Dear Shareholder:

On May 15, 2000, the Board of Directors  made the difficult decision to liquidate and dissolve the Daruma Mid-Cap Value Fund (the "Fund"),
subject to approval by the shareholders.   After reviewing several
options with management, the Board of Directors has concluded that the growth in assets of the Fund was not sufficient to continue to offer competitive performance and high quality service to shareholders over the long term.

After almost four years, it has become clear to us that as a no-load fund with limited resources, the Fund cannot reach the necessary critical mass. It is much harder to grow a no-load fund today than it was a few years ago. Fund growth makes economies of scale possible and decreases expense ratios to the benefit of fund shareholders.

As you know, we at Daruma Asset Management are strong proponents of "pure" no-load mutual funds. Imposing a sales charge or a 12-b1 distribution fee
on the Fund in order to grow assets is anathema to us.    Participating in
the fund supermarkets, which is another distribution channel for mutual funds, is extremely expensive. As the investment advisor to the Fund, we have been subsidizing the Fund's expenses and waiving our management fee to keep the expense ratio at a competitive level.

As investors, we gauge the probabilities of future success in a given business based on the information we have available at a given time. We have to be realists, and make hard decisions based on reason, not wishful thinking.
As much as we wish we could grow the fund to critical mass, we have to accept that we cannot.

Soon you will be receiving a notice of a Special Meeting of Shareholders of the Daruma Mid-Cap Value Fund, along with a proxy statement and proxy card.
 You will be asked to consider and approve a Plan of Liquidation and Dissolution which would result in the proceeds from your shares of the Fund being distributed to you. The adviser, Daruma Asset Management, will pay all the costs associated with the Fund's liquidation.


In light of the proposed liquidation and dissolution of the Fund, no additional investments will be accepted after May 16, 2000, with certain very limited exceptions. A supplement, dated May 16, 2000 to the Fund's prospectus, dated
 October 28, 1999, is enclosed.

Thank you for the confidence you have demonstrated in the Daruma Mid-Cap Value
 Fund. All of us at Daruma Asset Management wish to thank you for being fellow shareholders in the Fund. It has been both our pleasure and our privilege to
 have you as clients.   It has been our constant endeavor to reward your
confidence by serving your best interest at all times. We believe that our action is consistent with that objective.

Sincerely,




Mariko O. Gordon
President